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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 3, 2000

                Vulcan Materials Company
(Exact name of registrant as specified in its charter)

New Jersey	I-4033	63-0366371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 Urban Center Drive, Birmingham, Alabama 35242 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (205) 298-3000

ITEM 5.	OTHER EVENTS.

On October 3, 2000, Vulcan Materials Company announced that it completed the acquisition of the aggregates operations of Tarmac America, Inc. in the states of South Carolina, Pennsylvania and Maryland.

A copy of the press release is attached hereto as Exhibit 99, and incorporated by reference.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
	(a)	Financial statements of Business Acquired: None required.
	(b)	Pro forma financial information: None required.
	(c)	Exhibits:
		Exhibit No. 99	Description October 3, 2000 Press Release - "Vulcan Completes Acquisition of Tarmac America Aggregates Operations in South Carolina, Pennsylvania and Maryland."
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY (Registrant)
By:
William F. Denson, III
Dated: October 10, 2000